UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2012

MAP PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33719	20-0507047
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bayshore Parkway, Suite 200, Mountain View, CA		94043
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 386-3100

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

In a press release issued on April 12, 2012, MAP Pharmaceuticals, Inc. (the “Company”) announced that the U.S. Food and Drug Administration has scheduled a meeting with the Company in the second quarter to discuss the Complete Response Letter to its New Drug Application for LEVADEX (dihydroergotamine) inhalation aerosol. The Company also announced the issuance of a U.S. patent relating to LEVADEX.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of MAP Pharmaceuticals, Inc., dated April 12, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2012

MAP PHARMACEUTICALS, INC.

By:	/s/ Charlene A. Friedman
Name:	Charlene A. Friedman
Title:	Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED APRIL 12, 2012

Exhibit	Description

99.1	Press Release of MAP Pharmaceuticals, Inc., dated April 12, 2012